                                                                 EXHIBIT h(1)(i)

                         AMENDED AND RESTATED SCHEDULE A

                               WITH RESPECT TO THE

                              AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT

                                     BETWEEN

                          ING VARIABLE PRODUCTS TRUST

                                       AND

                             ING FUNDS SERVICES, LLC

                                                                                      ANNUAL ADMINISTRATIVE FEE
FUNDS                                                                                 -------------------------
-----                                                                      (as a percentage of average daily net assets)
ING VP Convertible Portfolio                                                                     0.10%
ING VP Disciplined LargeCap Portfolio                                                            0.10%
ING VP Financial Services Portfolio                                                              0.10%
ING VP Growth + Value Portfolio                                                                  0.10%
ING VP Growth Opportunities Portfolio                                                            0.10%
ING VP High Yield Bond Portfolio                                                                 0.10%
ING VP International Value Portfolio                                                             0.10%
ING VP LargeCap Growth Portfolio                                                                 0.10%
ING VP MagnaCap Portfolio                                                                        0.10%
ING VP MidCap Opportunities Portfolio                                                            0.10%
ING VP Real Estate Portfolio                                                                     0.10%
ING VP SmallCap Opportunities Portfolio                                                          0.10%